Institutional Class HAIDX
Administrative Class HRIDX
Investor Class HIIDX
Retirement Class HNIDX
Harbor Diversified International All Cap Fund

Supplement to Summary Prospectus dated March 1, 2018
The following information regarding Marathon Asset Management LLP (“Marathon-London”), the subadviser for Harbor Diversified International All Cap Fund, has changed:
Effective May 1, 2018, William MacLeod, Michael Nickson, and Simon Todd will join Neil M. Ostrer, William J. Arah, Charles Carter, Nick Longhurst, Michael Godfrey, David Cull, Robert Anstey, and Simon Somerville as portfolio managers for Harbor Diversified International All Cap Fund. Messrs. Ostrer, Arah, MacLeod, Carter, Longhurst, Godfrey, Cull, Anstey, Somerville, Nickson, and Todd jointly manage the Harbor Diversified International All Cap Fund.
Mr. MacLeod joined Marathon-London in 2013 and will manage a portion of the Fund’s European investments as Portfolio Manager.
Mr. Nickson joined Marathon-London in 2012 and will manage a portion of the Fund’s Global Equities investments as Portfolio Manager.
Mr. Todd joined Marathon-London in 2012 and will manage a portion of the Fund’s Global Equities investments as Portfolio Manager.
All references in the Summary Prospectus to Messrs. Ostrer, Arah, Carter, Longhurst, Godfrey, Cull and Anstey as joint portfolio managers for Harbor Diversified International All Cap Fund are hereby replaced with references to Messrs. Ostrer, Arah, MacLeod, Carter, Longhurst, Godfrey, Cull, Anstey, Somerville, Nickson, and Todd as joint portfolio managers for Harbor Diversified International All Cap Fund.
Principal Investment Strategy
The following replaces the information in the “Principal Investment Strategy” section on page 2 regarding the number of companies the Fund invests in:
This results in a portfolio that generally maintains investment in between 450 and 550 companies.
May 1, 2018
Investors Should Retain This Supplement For Future Reference
S0501.SP.DIAC